UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a)

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 1)

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AA MISSION ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

AA Mission Acquisition Corp. (the “Company,” “we,” “our,” or “us”) is filing these definitive additional proxy materials with respect to the definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on January 12, 2026 (the “Definitive Proxy Statement”), for the Extraordinary General Meeting of Shareholders scheduled on January 28, 2026, in order to clarify the voting standard applicable to the Trust Agreement Amendment Proposal (as defined in the Definitive Proxy Statement).

All other information in the Definitive Proxy Statement remains unchanged.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following disclosures should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. The terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

SUPPLEMENT NO. 1, DATED JANUARY 21, 2026

(TO THE DEFINITIVE PROXY STATEMENT OF AA MISSION ACQUISITION CORP. DATED JANUARY 12, 2026)

SUPPLEMENT TO THE PROXY STATEMENT

This supplement to the Definitive Proxy Statement (the “Supplement”), supplements, updates and amends the Definitive Proxy Statement of the Company filed with the SEC on January 12, 2026. The following supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety.

The Proposal No. 2 description on the cover page of the Letter to Shareholders of AA Mission Acquisition Corp. is hereby amended and restated as follows:

“A proposal, by at least two-thirds (2/3) of the then outstanding ordinary shares which are represented in person or by proxy and are voted at a general meeting of the Company, voting together as a single class, to further amend AAM’s investment management trust agreement, dated as of July 31, 2024, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Termination Date up to twelve (12) times for an additional one (1) month each time from the Termination Date or Extended Date, as applicable, to February 2, 2027 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Termination Date or Extended Date and depositing into the trust account (the “Trust Account”) $173,000, per one-month extension two (2) days prior to such Extension (the “Extension Payment”) until February 2, 2027 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a Business Combination (the “Trust Agreement Amendment Proposal”).”

The Twelfth paragraph on the cover page of the Letter to Shareholders of AA Mission Acquisition Corp. is hereby amended and restated as follows:

“Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least two-thirds (2/3) of the then outstanding Ordinary Shares which are represented in person or by proxy and are voted at a general meeting of the Company, voting together as a single class pursuant to the Trust Agreement. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 19,842,001 Public Shares, or 57.51% of the Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.”

The paragraph under the board order on the cover page of the Letter to Shareholders of AA Mission Acquisition Corp. is hereby amended and restated as follows:

“Your vote is very important.    Whether or not you plan to attend the Extraordinary General Meeting, virtually or in person, please vote as soon as possible by following the instructions in the accompanying Proxy Statement to make sure that your shares are represented at the Extraordinary General Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least two-thirds (2/3) of the then outstanding Ordinary Shares which are represented in person or by proxy and are voted at a general meeting of the Company, voting together as a single class pursuant to the Trust Agreement. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. Accordingly, if you fail to vote in person or by proxy at the Extraordinary General Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.”

The fifth paragraph from the last on the cover page of the Notice of Extraordinary General meeting of AA Mission Acquisition Corp.

Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least two-thirds (2/3) of the then outstanding Ordinary Shares and Ordinary Shares which are represented in person or by proxy and are voted at a general meeting of the Company, voting together as a single class pursuant to the Trust Agreement. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 19,842,001 Public Shares, or 57.51% of the Public Shares to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.

The paragraph under “Questions and Answers About the Extraordinary General Meeting — What vote is required to approve the proposals presented at the Extraordinary General Meeting?” is hereby amended and restated as follows:

“The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least two-thirds (2/3) of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting, voting together as a single class. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.”

The paragraph under “Questions and Answers About the Extraordinary General Meeting — How will the initial shareholders vote?” is hereby amended and restated as follows:

“The initial shareholders have advised AAM that they intend to vote any Ordinary Shares over which they have voting control, in favor of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and, if necessary, the Adjournment Proposal. The initial shareholders and their respective affiliates are not entitled to redeem any Founder Shares in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor, AAM’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 8,625,000 Founder Shares and 849,000 Private Shares held by the Sponsor and the officers and directors of AAM, representing approximately 21.54% of AAM’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 19,842,001 Public Shares, or 57.51% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal. Approval of the Trust Agreement Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least two-thirds (2/3) of the then outstanding Ordinary Shares which are represented in person or by proxy and are voted at a general meeting of the Company, voting together as a single class. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 19,842,001 Public Shares, or 57.51% of the Public Shares to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal. To approve the Adjournment Proposal, assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 12,513,001 Public Shares, or 36.27% of the Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.”

The paragraph under “Questions and Answers About the Extraordinary General Meeting — How are votes counted?” is hereby amended and restated as follows:

Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least two-thirds (2/3) of the then outstanding Ordinary Shares which are represented in person or by proxy and are voted at a general meeting of the Company, voting together as a single class. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. With respect to the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal, abstentions and broker non-votes will have no effect on outcome of any proposal brought before the Extraordinary General Meeting.

The paragraphs under “Extraordinary General Meeting of AAM — Quorum and Required Vote for Proposals” is hereby amended and restated as follows:

“The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires, pursuant to the Trust Agreement, the affirmative vote of at least two-thirds (2/3) of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting, voting together as a single class. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.

On the Record Date, the Sponsor, AAM’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 8,625,000 Founder Shares and 849,000 Private Shares held by the Sponsor and the officers and directors of AAM, representing approximately 26.80% of AAM’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 19,842,001 Public Shares, or 57.51% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal. Approval of the Trust Agreement Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least two-thirds (2/3) of the then outstanding Ordinary Shares which are represented in person or by proxy and are voted at a general meeting of the Company, voting together as a single class. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 19,842,001 Public Shares, or 57.51% of the Public Shares to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal. To approve the Adjournment Proposal, assuming all of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 12,513,001 Public Shares, or 36.27% of the Public Shares, outstanding to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.”

The first paragraphs under the subsections titled “Vote Required for Approval” is hereby amended and restated as follows:

“Approval of the Trust Agreement Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least two-thirds (2/3) of the ordinary shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting, voting together as a single class. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Trust Agreement Amendment Proposal.”

PROXY CARD

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF
AA MISSION ACQUISITION CORP.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Qing Sun, the Company’s Chief Executive Officer or ______________________ (the “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting of shareholders of AA Mission Acquisition Corp. to be held on January 28, 2026, at 11 a.m. Eastern Time, virtually via live webcast at https://www.cstproxy.com/aamission/2026 or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying Proxy Statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED AND DELIVERED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)
~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

AA MISSION ACQUISITION CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.	Please mark votes as ☒ indicated in this example

	FOR	AGAINST	ABSTAIN
(1) The Extension Amendment Proposal — It is resolved as a special resolution, that the amendment to AAM’s Second Amended and Restated Memorandum and Articles of Association, , as adopted by special resolution passed on June 24, 2024 (the “Existing Charter”) in the form set forth in Annex A to the Proxy Statement, which reflects: the extension of the date by which the Company must consummate a business combination up to twelve (12)) times from February 2, 2026 (the “Termination Date”) to February 2, 2027, each by an additional one (1) month (each, an “Extension”) for a total of up to twelve (12) months after the Termination Date (i.e., a total of up to thirty (30) months after the consummation of its initial public offering), assuming a Business Combination has not occurred. The end date of each Extension shall be referred to herein as the “Extended Date” (the “Extension Amendment”).	☐	☐	☐

	FOR	AGAINST	ABSTAIN
(2) The Trust Agreement Amendment Proposal — It is resolved that the AAM’s investment management trust agreement, dated as of July 31, 2024 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) be amended to allow the Company to extend the Termination Date from February 2, 2026 up to twelve (12) times for an additional one (1) month each time up to February 2, 2027 (i.e., for a period of time ending up to 30 months after the consummation of its initial public offering) by providing five days advance notice to the Trustee prior to the applicable Termination Date and depositing into the Trust Account, for each one-month extension, $173,000 per one-month extension two (2) days after giving effect to the Redemption (the “Extension Payment”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying Proxy Statement;.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
(3) The Adjournment Proposal — It is resolved as an ordinary resolution that the chairman of the Extraordinary General Meeting be directed to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, Trust Agreement Amendment and Extension Amendment.	☐	☐	☐

Date __________________

Signature _____________________

Signature (if held jointly) ____________________

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on proposals 1, 2 or 3. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2 and 3. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~